SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 24, 2007

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., on behalf of the RAMP Series 2007-RZ1 Trust
             (Exact name of registrant as specified in its charter)


           Delaware                 333-131211-17               51-0362653
   ------------------------------------------------------------------------
   (STATE OR OTHER JURISDICTION     (COMMISSION)             (I.R.S. EMPLOYER
       OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                         Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

The original Form 8-K,  filed on March 9, 2007,  is hereby  amended by this Form
8-K/A to replace the Assignment and Assumption Agreement dated as of February 22, 2007, between Residential Funding Company, LLC and Residential Asset Mortgage Products, Inc., previously filed with respect to Mortgage Asset-Back Pass-Through Certificates, Series 2007-RZ1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (D). EXHIBITS.


        (d) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

          10.1 Pooling and Servicing Agreement, dated as of February 1, 2007, among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Company, LLC, as master servicer and LaSalle Bank National Association, as trustee (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on March 9, 2007).

          10.2 Assignment and Assumption Agreement, dated as of February 22, 2007, between Residential Funding Company, LLC and Residential Asset Mortgage Products, Inc.

          10.3 Confirmation and ISDA Credit Support Annex to the Schedule to the Master Agreement, both dated as of February 22, 2007, between LaSalle Bank National Association, as trustee on behalf of the RAMP Series 2007-RZ1 Trust and Bank of America, N.A. (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on March 9, 2007).

          10.4 SB-AMB Swap Confirmation, dated as of February 22, 2007, between LaSalle Bank National Association, as supplemental interest trust trustee for the benefit of RAMP Series 2007-RZ1 Supplemental Interest Trust, acting on behalf of the Class SB
               Certificateholders, and LaSalle Bank National Association, as supplemental interest trust trustee for the benefit of RAMP Series 2007-RZ1 Supplemental Interest Trust, acting on behalf of the Class A Certificateholders, Class M Certificateholders and the Class B Certificateholders (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on March 9, 2007).

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                              By: /s/Joseph Orning
                              Name:   Joseph Orning
                              Title:  Vice President


Dated:  April 24, 2007

                                  Exhibit Index


Exhibit No.                  Description

          10.1 Pooling and Servicing Agreement, dated as of February 1, 2007, among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Company, LLC, as master servicer and LaSalle Bank National Association, as trustee (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on March 9, 2007)

          10.2 Assignment and Assumption Agreement, dated as of February 22, 2007, between Residential Funding Company, LLC and Residential Asset Mortgage Products, Inc

          10.3 Confirmation and ISDA Credit Support Annex to the Schedule to the Master Agreement, both dated as of February 22, 2007, between LaSalle Bank National Association, as trustee on behalf of the RAMP Series 2007-RZ1 Trust and Bank of America, N.A. (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on March 9, 2007).

          10.4 SB-AMB Swap Confirmation, dated as of February 22, 2007, between LaSalle Bank National Association, as supplemental interest trust trustee for the benefit of RAMP Series 2007-RZ1 Supplemental Interest Trust, acting on behalf of the Class SB
               Certificateholders, and LaSalle Bank National Association, as supplemental interest trust trustee for the benefit of RAMP Series 2007-RZ1 Supplemental Interest Trust, acting on behalf of the Class A Certificateholders, Class M Certificateholders and the Class B Certificateholders (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on March 9, 2007).